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                                                                     Exhibit 4.1



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NUMBER                                            INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO                SHARES
G 0002                                                                BANCFIRST
                                                                     OHIO CORP.                               CUSIP 059450 10 6
See Reverse Side For Certain Definitions                          ZANESVILLE, OHIO
                                                                    COMMON STOCK
                                                             Par Value $10.00 Per Share


This Certifies That

                                    SPECIMEN


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is the owner of

          Fully Paid and Nonassessable Shares of the Common Stock of
                             BANCFIRST OHIO CORP.

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof, in person, or by duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents. The shares represented by this certificate are not insured by the Federal Deposit Insurance Corporation or any other government agency.

        In Witness Whereof, the said Corporation has caused this certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

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Dated:
    /s/ James H. Nicholson                                        /s/ Gary N. Fields

          SECRETARY                    BANCFIRST OHIO CORP.              PRESIDENT
                                         ZANESVILLE, OHIO
                                          CORPORATE SEAL



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COUNTERSIGNED AND REGISTERED:
        CHEMICAL MELLON SHAREHOLDER SERVICES
                                TRANSFER AGENT
BY                              AND REGISTRAR,


                           AUTHORIZED SIGNATURE.
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
        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
        TEN COM - as tenants in common              UNIF GIFT MIN ACT-________CUSTODIAN____________
        TEN ENT - as tenants by the entireties                         (Cust)             (Minor)
        JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minors
                  survivorship and not as tenants                    Act__________________________
                  in common                                                      (State)

                 Additional abbreviations may also be used though not in the above list.
For value received,____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


_________________________________________________________________________________________________________
          (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

___________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____________________________________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________

                                ______________________________________________________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF
                                THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

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